EXHIBIT 10.1

SIMPLE AGREEMENT FOR FUTURE TOKENS (SAFT)

NOTICE TO RESIDENTS OF CANADA

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF: (I) THE ISSUE DATE; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OR TOKENS ARE ISSUED HEREUNDER PURSUANT TO A DETERMINATION BY THE BRITISH COLUMBIA SECURITIES COMMISSION THAT THE TOKENS ARE NOT SECURITIES.

NOTICE TO RESIDENTS OF THE UNITED STATES

THIS INSTRUMENT AND ANY TOKENS OR SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

NOTICE TO RESIDENTS OF THE UNITED KINGDOM

IN THE UNITED KINGDOM THIS DOCUMENT IS BEING DISTRIBUTED ONLY TO, AND IS DIRECTED ONLY AT (AND ANY INVESTMENT ACTIVITY TO WHICH IT RELATES WILL BE ENGAGED ONLY WITH): (i) INVESTMENT PROFESSIONALS (WITHIN THE MEANING OF ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 AS AMENDED (THE ‘‘FPO’’)); (ii) PERSONS OR ENTITIES OF A KIND DESCRIBED IN ARTICLE 49 OF THE FPO; (iii) CERTIFIED SOPHISTICATED INVESTORS (WITHIN THE MEANING OF ARTICLE 50(1) OF THE FPO); AND (iv) OTHER PERSONS TO WHOM IT MAY OTHERWISE LAWFULLY BE COMMUNICATED (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS ‘‘RELEVANT PERSONS’’). THIS DOCUMENT HAS NOT BEEN APPROVED BY AN AUTHORISED PERSON. ANY INVESTMENT TO WHICH THIS DOCUMENT RELATES IS AVAILABLE ONLY TO (AND ANY INVESTMENT ACTIVITY TO WHICH IT RELATES WILL BE ENGAGED ONLY WITH) RELEVANT PERSONS. THIS DOCUMENT IS DIRECTED ONLY AT RELEVANT PERSONS AND PERSONS WHO ARE NOT RELEVANT PERSONS SHOULD NOT TAKE ANY ACTION BASED UPON THIS DOCUMENT AND SHOULD NOT RELY ON IT. IT IS A CONDITION OF YOU RECEIVING AND RETAINING THIS DOCUMENT THAT YOU WARRANT TO THE COMPANY, ITS DIRECTORS, AND ITS OFFICERS THAT YOU ARE A RELEVANT PERSON.

NOTICE TO RESIDENTS OF ALL OTHER COUNTRIES OTHER THAN CANADA, THE USA , AND THE UNITED KINGDOM

THE OFFER AND SALE OF THIS SECURITY INSTRUMENT HAS NOT BEEN REGISTERED UNDER ANY LAW OR REGULATION. THIS DOCUMENT HAS NOT BEEN APPROVED BY ANY AUTHORITY OR AUTHORIZED PERSON. THIS DOCUMENT IS DIRECTED ONLY AT PERSONS WHO MAY LEGALLY RECEIVE IT IN THEIR DOMICILE (“A RELEVANT PERSON”). THE ONUS IS ON THE PERSON RECEIVING THIS DOCUMENT TO DETERMINE IF THEY ARE A RELEVANT PERSON AND PERSONS WHO ARE NOT RELEVANT PERSONS SHOULD NOT TAKE ANY ACTION BASED UPON THIS DOCUMENT AND SHOULD NOT RELY ON IT. IT IS A CONDITION OF YOU RECEIVING AND RETAINING THIS DOCUMENT THAT YOU WARRANT TO THE COMPANY, ITS DIRECTORS, AND ITS OFFICERS THAT YOU ARE A RELEVANT PERSON. THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE RELEVANT LAW OR REGULATION IN THE DOMICILE OF THE RELEVANT PERSON PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

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Coral Health Research & Discovery Inc.

Simple Agreement for Future Tokens (the “SAFT”)

Purchase Amount:	4,500,000 Coral Health Tokens
Purchase Price:	500 ETH ($500,000 USD)
Lock-Up Period:	Four months following conclusion of a Qualifying Token Sale

THIS CERTIFIES THAT in exchange for the payment by Blockchain Industries Inc. (the “Purchaser”) of the Purchase Amount set forth above (the “Purchase Amount”) effective the date of last signature below (the “Effective Date”) Coral Health Research & Discovery Inc., a corporation incorporated under the Business Corporations Act (British Columbia) (the “Company”), hereby issues to the Purchaser the right to acquire certain units of cryptographic Coral Health Tokens (the “Tokens”) in the Coral Health Platform, subject to the terms set forth below.

See Section 2 for certain additional defined terms.

1.	Events

(a)               Token Sale. In the event that the Company or any Nominated Entity completes a Qualifying Token Sale before the expiration or termination of this SAFT, the Company will automatically issue to the Purchaser, or will take all reasonable steps to procure that the Nominated Entity promptly issues to the Purchaser, as applicable, a number of Tokens based on the Purchase Amount, at the rate of 9,000 Tokens per one ETH.. The total supply of Tokens will be fixed in accordance with the terms set forth on Exhibit A of this SAFT, entitled “Coral Health Token Supply”. If the Company elects to complete the Qualifying Token Sale using a Nominated Entity, it will inform the Purchaser in writing prior to the Qualifying Token Sale. The performance by the Nominated Entity of the obligations of the Company under this SAFT will satisfy and fully discharge the obligations of the Company to the Purchaser under this SAFT. In connection with, as a condition to, and prior to the issuance of Tokens by the Company to the Purchaser pursuant to this Section 1(a):

(i).	the Purchaser will execute and deliver to the Company all transaction documents related to the Qualifying Token Sale, including, without limitation, any terms and conditions of the Qualifying Token Sale, any terms of use or end user license agreement applicable to the Coral Health Platform, and any other documents required pursuant to Securities Rules, as determined by the Company; and

(ii).	The Purchaser will deliver payment of the Purchase Amount upon execution of this SAFT.

(b)              Liquidity Event. If there is a Liquidity Event before the expiration or termination of this SAFT, the Company will pay the Purchaser an amount equal to the Purchase Amount, due and payable to the Purchaser immediately prior to or concurrent with, the consummation of the Liquidity Event.

(c)               Dissolution Event. If there is a Dissolution Event before this SAFT expires or terminates, to the extent funds are available, the Company will pay the Purchaser an amount equal to the Purchase Amount, due and payable to the Purchaser immediately prior to, or concurrent with, the consummation of the Dissolution Event. The Purchase Amount will be paid prior and in preference to any Distribution of any of the assets of the Company to holders of outstanding Shares by reason of their ownership thereof. If immediately prior to the consummation of the Dissolution Event, the assets of the Company that remain legally available for distribution to the Purchaser and all holders of all other SAFTs (the “Dissolving Purchasers”), as determined in good faith by the Company’s board of directors, are insufficient to permit the payment to the Dissolving Purchasers of their respective Purchase Amounts, then the remaining assets of the Company legally available for distribution will be distributed with equal priority and pro rata among the Dissolving Purchasers in proportion to the Purchase Amounts they would otherwise be entitled to receive pursuant to this Section 1(c).

(d)              Equity Contingency. If prior to the expiration or termination of the SAFT and despite the best efforts of the Company, neither the Company nor any Nominated Entity is able to complete a Qualifying Token Sale, the Company may, at its sole option, elect to convert this SAFT into SAFT Shares. The Company would then issue to the Purchaser a number of SAFT Shares in the capital of the Company equal to the US dollar value of the Purchase Amount as of the date and time the Company received the Purchase Amount, such US dollar value then divided by issue price of $10.00 per SAFT Share; such SAFT Shares shall be Class A shares, of which there shall be a total of 10,000,000 Class A shares authorized for the Company. It will be a condition precedent to the issuance by the Company of the SAFT Shares under this SAFT that the Purchaser execute and deliver or otherwise become a party to any shareholder agreement of the Company then in force between the Company and its shareholders, or such other form of shareholder agreement including, but not limited to, any form of share transfer restriction agreement or voting trust agreement as required by the Company.

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(e)               Termination. This SAFT will expire and terminate (without relieving the Company or the Purchaser of any obligations arising from a prior breach of or non-compliance with this SAFT) upon either: (i) the issuance of Tokens to the Purchaser pursuant to Section 1(a), in which case Section 3 hereof will survive such termination and expiration; or (ii) the payment, or setting aside for payment, of amounts due to the Purchaser pursuant to Section 1(b), Section 1(c); or (iii) the issuance of the SAFT Shares to the Purchaser pursuant to Section 1(d).

2.	Definitions

(a)               “Change of Control” means: (i) a transaction or series of related transactions in which more than 50% of the voting rights attaching to the Shares of the Company are sold or are to be sold to one person or group of persons; or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

(b)              “Distribution” means the transfer to holders of Shares by reason of their ownership thereof of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Shares payable in Shares, or the purchase or redemption of Shares by the Company or its subsidiaries for cash or property other than: (i) repurchases of Shares held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to an agreement providing, as applicable, a right of first refusal or a right to repurchase shares upon termination of such service provider’s employment or services; or (ii) repurchases of Shares in connection with the settlement of disputes with any shareholder.

(c)               “Dissolution Event” means: (i) a voluntary termination of operations; (ii) a general assignment for the benefit of the Company’s creditors; or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

(d)              “Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date.

(e)               “Exemptions” has the meaning set forth in Section 5(b).

(f)               “Coral Health Platform” means the software applications developed by the Company or the Nominated Entity comprised of a suite of smart contracts built on the Ethereum blockchain (or any other suitable blockchain network determined by the Company).

(g)              “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any entity exercising legislative, judicial or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

(h)              “International Jurisdiction” has the meaning set forth in Section 5(a)(iv).

(i)               “Laws” means laws, statutes, ordinances, rules, regulations, judgments, injunctions, orders and decrees.

(j)               “Liquidity Event” means a Change of Control or a Listing.

(k)              “Listing” means a listing of the Shares on a recognised stock exchange or other active secondary market.

(l)               “Lock-Up Period” means the period commencing on the date of the Qualifying Token Sale and ending the number of days thereafter specified as the Lock-Up Period on the first page of this SAFT.

(m)             “Nominated Entity” means a company or other organization, nominated by the Company to operate the Qualifying Token Sale.

(n)              “Person” means individual or legal entity or person, including a government or political subdivision or an agency or instrumentality thereof.

(o)              “Platform Launch” means the date of the public launch of the Coral Health Platform to the public as determined by the Company. Any proof of concept, minimum viable product, or reduced feature versions of Coral Health Platform that may be developed and deployed with select customers on an unpaid or paid trial basis will not constitute the Platform Launch.

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(p)              “Qualifying Token Sale” means a bona fide transaction or series of transactions, pursuant to which the Company or a Nominated Entity sells Tokens to the general public.

(q)              “SAFT” means an agreement containing a future right to cryptographic tokens necessary for the operation of the Coral Health Platform, similar in form and content to this instrument, purchased by Purchasers for the purpose of funding the Company’s business operations.

(r)               “SAFT Shares” means any common shares in the capital of the Company issued to the Purchaser by the Company in accordance with Section 1(d).

(s)               “Securities Rules” has the meaning set forth in Section 5(a).

(t)               “Shares” means the shares in the capital of the Company.

(u)              “Transfer” includes any sale, exchange, transfer, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, hypothecation, alienation or other transaction, whether voluntary, involuntary or by operation of law, or any agreement to effect any of the foregoing, whether in whole or in part, by which the legal title or beneficial ownership of a Token passes from one Person to another, or to the same Person in a different capacity; provided, however, a “Transfer” will not include a transfer by the Person between ERC20 compliant wallet addresses under the sole control of such Person.

(v)              “U.S. Securities Act” has the meaning set forth in Section 5(a)(iii).

3.	Restrictions on Transfer

(a)               Without limiting any trade restrictions that may be imposed by operation of applicable Securities Rules, until the later of the expiry of the Lock-Up Period, the Purchaser will not, without the prior written consent of the Company, Transfer any Tokens issued to the Purchaser pursuant to this SAFT (or the SAFT Shares, if applicable). The Company is not required to give any reason for refusing to consent to any Transfer of Tokens (or the SAFT Shares, if applicable).

4.	Company Representations

(a)               The Company is duly incorporated and validly existing under the laws of the Province of British Columbia, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b)              The execution, delivery and performance by the Company of this instrument is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company. This instrument constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To the knowledge of the Company, it is not in violation of: (i) its current Notice of Articles or Articles; (ii) any material statute, rule or regulation applicable to the Company; or (iii) any material indenture or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c)               To the knowledge of the Company, the performance and consummation of the transactions contemplated by this instrument do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material indenture or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d)              To the knowledge of the Company, no consents or approvals are required in connection with the performance of this instrument, other than: (i) the Company’s corporate approvals; and (ii) any qualifications or filings under applicable securities laws.

(e)               To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

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5.	Purchaser Covenants, Representations, and Acknowledgments

(a)               The Purchaser represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable rules, policies, notices, orders and legislation of any kind whatsoever of any securities regulatory body having jurisdiction (collectively, the “Securities Rules”), that:

(i).	the Purchaser has been advised that this SAFT and the underlying Tokens (and the SAFT Shares, if applicable) may be considered a security under applicable Securities Rules;

(ii).	if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this instrument and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is an individual, partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this instrument and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this instrument, this instrument will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound;

(iii).	the Purchaser is an “accredited investor” as such term is defined in National Instrument 45-106 — Prospectus Exemptions or otherwise qualifies under Section 2.4 of such instrument as a director or officer of the Company or a close friend or business associate of a director or officer of the Company, and, if the Purchaser is a U.S. Person (as that term is defined in Regulation S of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), then the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the U.S. Securities Act, and has delivered originally executed copies of all forms and certificates required by the Company to comply with applicable Securities Rules, in each case in the form provided by the Company, concurrently with this instrument

(iv).	if the Purchaser is resident in or otherwise subject to the Securities Rules of any jurisdiction outside of Canada and the United States (each, an “International Jurisdiction”), then: (A) the Securities Rules of the International Jurisdiction do not require the Company to file a prospectus or similar document or to register the SAFT or the underlying Tokens or to make any filings or seek any approvals of any kind from any Governmental Authority in such International Jurisdiction; and (B) the delivery of this SAFT, and the issuance of the Tokens (or the SAFT Shares, if applicable) to the Purchaser, comply with all applicable Securities Rules of the International Jurisdiction, and will not cause the Company to become subject to any disclosure, prospectus, registration or reporting requirements under any such Securities Rules;

(v).	the Purchaser is purchasing the SAFT and the underlying Tokens (and the SAFT Shares, if applicable) for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same; and

(vi).	the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of entering into this SAFT and acquiring the underlying Tokens (or the SAFT Shares, if applicable), is able to incur a complete loss of the Purchase Amount without impairing the Purchaser’s financial condition and is able to bear the economic risk associated therewith for an indefinite period of time.

(b)              The Purchaser acknowledges and agrees that because this instrument is being issued pursuant to the exemptions from the registration and prospectus requirements under the Securities Rules (“Exemptions”):

(i).	the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules;

(ii).	the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used;

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(iii).	the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used;

(iv).	that the SAFT and, potentially, the Tokens (or the SAFT Shares, if applicable) will be subject to such trade restrictions as may be imposed by operation of applicable Securities Rules which will prevent the Purchaser from reselling the SAFT or the Tokens (or the SAFT Shares, if applicable) except in very limited circumstances; and

(v).	the Purchaser further acknowledges and agrees that it is the Purchaser’s obligation to comply with the trade restrictions in all applicable jurisdictions and the Company offers no advice as to those trade restrictions except as provided for herein. The Purchaser further acknowledges that it may never be able to resell the SAFT or the Tokens (or the SAFT Shares, if applicable).

(c)               The Purchaser acknowledges and agrees that:

(i).	no securities commission has evaluated or endorsed the merits of the SAFT or the Tokens (or the SAFT Shares, if applicable) and that the Company has no duty to tell the Purchaser whether the SAFT or the Tokens (or the SAFT Shares, if applicable) are a suitable for the Purchaser; and

(ii).	the Company has not covenanted to register the SAFT or the Tokens (or any underlying securities which the SAFT or the Tokens are convertible into) under the U.S. Securities Act and that absent registration, the SAFT and the Tokens (or any underlying securities which the SAFT or the Tokens are convertible into) may not be offered for sale, sold or otherwise transferred or assigned, directly or indirectly, in the United States or to a U.S. Person (as defined under Regulation S made under the U.S. Securities Act) unless: (i) the sale is to the Company; (ii) the sale is made pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable, and in accordance with applicable state securities laws; (iii) with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the U.S. Securities Act and any applicable state securities laws; or (iv) the SAFT and the Tokens have been registered or qualified as the case may be under all applicable United States federal and state securities laws.

(d)              The Purchaser understands that there is no guarantee that Tokens will ultimately be sold in a Qualifying Token Sale for any specific price per Token, or at all.

(e)               The Purchaser acknowledges and agrees that it has been given the opportunity and has been encouraged to seek independent legal, financial and tax advice with respect to this instrument.

(f)               The Purchaser has acquired sufficient information about the Company to reach an informed and knowledgeable decision to enter into this SAFT. The Purchaser understands that the SAFT and the Tokens (and the SAFT Shares, if applicable) involve risks, all of which the Purchaser fully and completely assumes, including, but not limited to, the risk that: (i) the technology associated with the Coral Health Platform will not function as intended; (ii) the Coral Health Platform and Platform Launch will not be completed; (iii) the Coral Health Platform will fail to attract sufficient interest from key stakeholders; and (iv) the Company or the Coral Health Platform may be subject to investigation and punitive actions from Governmental Authorities. The Purchaser understands and expressly accepts that the Tokens will be created and delivered to the Purchaser at the sole risk of the Purchaser on an “AS IS” and “UNDER DEVELOPMENT” basis. The Purchaser understands and expressly accepts that the Purchaser has not relied on any representations or warranties made by the Company outside of this instrument, including, but not limited to, conversations of any kind, whether through oral or electronic communication, or any white paper. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE PURCHASER ASSUMES ALL RISK AND LIABILITY FOR THE RESULTS OBTAINED BY THE USE OF ANY TOKENS AND REGARDLESS OF ANY ORAL OR WRITTEN STATEMENTS MADE BY THE COMPANY, BY WAY OF TECHNICAL ADVICE OR OTHERWISE, RELATED TO THE USE OF THE TOKENS.

(g)              The Purchaser understands that Purchaser has no right against the Company or any other Person except in the event of the Company’s breach of this SAFT or intentional fraud. THE COMPANY’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS INSTRUMENT, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT OR OTHERWISE, WILL NOT EXCEED THE TOTAL OF THE AMOUNTS PAID TO THE COMPANY PURSUANT TO THIS SAFT. NEITHER THE COMPANY NOR ITS REPRESENTATIVES WILL BE LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO ANY BREACH OF THIS SAFT.

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(h)              The Purchaser understands that the Purchaser bears sole responsibility for any taxes as a result of the matters and transactions the subject of this instrument, and any future acquisition, ownership, use, sale or other disposition of Tokens (or SAFT Shares, if applicable) held by the Purchaser. To the extent permitted by law, the Purchaser agrees to indemnify, defend and hold the Company or any of its affiliates, employees or agents (including developers, auditors, contractors or founders) harmless for any claim, liability, assessment or penalty with respect to any taxes (other than any net income taxes of the Company that result from the issuance of this SAFT or the Tokens (or the SAFT Shares, if applicable) to the Purchaser pursuant to Section 1 of this SAFT) associated with or arising from the Purchaser’s acquisition of Tokens (or SAFT Shares, if applicable) hereunder, or the use or ownership of such Tokens (or SAFT Shares, if applicable).

(i)               The Purchaser will at all times maintain control of the Purchaser’s Wallet and the Purchaser will not share or disclose the account credentials associated with such wallet with any other Person. If the Purchaser transfers Tokens into another wallet or vault, the Purchaser will likewise at all times maintain sole and exclusive control of such other wallet or vault, and will not share or disclose the account credentials associated with such other wallet or vault with any other person.

6.	Procedures for Purchase and Valuation of Purchase Amount.

(a)               The Company will accept payment of the Purchase Amount in Ether (ETH) unless the Company expressly authorizes a payment in other currency. Purchaser will send ETH to the following wallet address:

0xDCFc17Bc7342C94AdF2f981460B3571fF805a9d7

(b)              For purposes of this SAFT, the value of the Purchase Amount will be deemed to be the U.S. dollar equivalent of the consideration received, whether the Purchaser pays in Bitcoin, Ether, or other cryptocurrency accepted by the Company, valued at the Applicable Exchange Rate for Bitcoin, Ether, or such other cryptocurrency. The term “Applicable Exchange Rate” will mean the volume-weighted average hourly price of the applicable cryptocurrency across a selection of three Major Exchanges during the one hour period preceding the Effective Time; provided, however, that in the event that such exchanges experience technical issues in such period that affect the accuracy of the volume weighted average price, the Company will use its commercially reasonable efforts to determine the volume-weighted average price of the applicable cryptocurrency. The term “Major Exchanges” will mean exchanges which the Company determines to have relatively high volume of trades in the applicable cryptocurrency.

7.	Miscellaneous

(a)               Any provision of this SAFT may be amended, waived or modified only upon the written consent of the Company and the Purchaser.

(b)              Any notice required or permitted by this SAFT will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c)               Subject to Section 1(e), the Purchaser is not entitled, as a holder of this SAFT, to vote or receive dividends or be deemed the holder of Shares for any purpose, nor will anything contained herein be construed to confer on the Purchaser, as such, any of the rights of a shareholder of the Company.

(d)              The Purchaser will, and will cause its affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably requested by Company to carry out the provisions of this SAFT and give effect to the transactions contemplated by this instrument, including, without limitation, to enable the Company or the transactions contemplated by this SAFT to comply with applicable laws.

(e)               Neither this SAFT nor the rights contained herein may be assigned, by operation of law or otherwise, by the Purchaser without the prior written consent of the Company. The Company may assign this SAFT at any time, without notice, to a Nominated Entity.

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(f)               In the event any one or more of the provisions of this SAFT is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this SAFT operate or would prospectively operate to invalidate this SAFT, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this SAFT and the remaining provisions of this SAFT will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(g)              The Company and the Purchaser, and any other persons acting on their behalf, will keep this SAFT in strict confidence and will not use any information or materials for any purpose other than in considering or in connection with the transaction contemplated herein, and will not issue any public statement concerning this SAFT or the transaction contemplated herein without the other party’s prior written approval.

(h)              Each party will be responsible for its own costs in connection with this SAFT and the transaction contemplated herein.

(i)               This SAFT, together with any documents delivered by the Purchaser hereunder, constitutes the entire agreement between the Company and the Purchaser with respect to the subject matter hereof, and supersedes and replaces in its entirety all previous agreements, term sheets and understandings relating to the matters referred to in this SAFT.

(j)               This SAFT may be executed and delivered in any number of counterparts, each of which when executed and delivered will constitute a duplicate original, but all the counterparts together will constitute the one SAFT.

(k)              This SAFT, and all rights and obligations hereunder, will be governed by and construed in accordance with the laws of the Province of British Columbia, and the courts of the Province of British Columbia will have exclusive jurisdiction to settle any dispute arising in connection with this SAFT.

(l)               The Company will not be liable or responsible to the Purchaser, nor be deemed to have defaulted under or breached this SAFT, for any failure or delay in fulfilling or performing any term of this instrument, including without limitation, launching the Coral Health Platform or consummating the Platform Launch, when and to the extent such failure or delay is caused by or results from acts beyond the affected party's reasonable control, including, without limitation: (i) acts of God; (ii) flood, fire, earthquake or explosion; (iii) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, or other civil unrest; (iv) Law; or (v) action by any Governmental Authority.

(Signature page follows.)

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IN WITNESS WHEREOF, the undersigned parties have caused this SAFT to be duly executed and delivered as of the date of last signature below.

Coral Health Research & Discovery Inc.	Purchaser’s Signature

__/s/ Andrew Park__________________________	____/s/ Patrick Moynihan_________________

Name: Andrew Park	Name: Patrick Moynihan
Title: Founder/CEO	Title: CEO

Date: January 30, 2018	Date: January 30, 2018

I am authorized to sign on behalf of the Company.	I am authorized to sign on behalf of the Purchaser.

Company Email (for Notice):	Purchaser Email (for Notice): _______________
info@mycoralhealth.com

Company Address (for Notice):	Purchaser Address (for Notice):
1090 HOMER ST SUITE 300
VANCOUVER BC V6B 2W9
CANADA

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